SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Money Market Prime Series
Deutsche Money Market Fund
The following disclosure replaces the existing similar disclosure under the “HOW TO EXCHANGE SHARES” heading of the “INVESTING IN THE FUNDS” section of the fund’s prospectus.
Class	Exchanging into Another Fund ($)
Deutsche Money Market Fund	1,000 minimum into new non-IRA accounts per fund 500 minimum into new IRA accounts per fund 50 minimum into all existing accounts per fund
Shares may be exchanged with Class A shares of another Deutsche fund as described in such fund’s applicable prospectus. Shares may also be exchanged with the following money market fund shares as described in each such fund's respective prospectus: Deutsche Government & Agency Securities Portfolio - Deutsche Government & Agency Money Fund shares or Deutsche Tax-Exempt Portfolio - Deutsche Tax-Exempt Money Fund shares.
Shareholders who exchange their shares into Class A shares of certain other Deutsche funds will generally be subject to the applicable sales charge (not including shares acquired by dividend reinvestment or shares that have previously paid a sales charge).

The following disclosure is added under the “POLICIES ABOUT TRANSACTIONS” heading of the “INVESTING IN THE FUNDS” section of the fund’s prospectus.
Institutional Class Exchange Privilege. The following persons may, subject to certain limitations, exchange the Deutsche Money Market Fund shares of Deutsche Money Market Prime Series, for shares of the Institutional Class of other Deutsche mutual funds: (1) a current or former director or trustee of Deutsche mutual funds; and (2) an employee, the employee’s spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the Deutsche mutual fund family or a broker-dealer authorized to sell shares of the Deutsche mutual funds.
Please Retain This Supplement for Future Reference

September 26, 2017
PROSTKR-948